[photo of mountains]
                                                  Annual Report October 31, 2000


Oppenheimer
Quest Value Fund, Inc.(SM)


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Although our overall performance proved disappointing, we were encouraged by the migration toward more reasonably priced companies, offering solid fundamentals and realistic expectations.
We emphasized dominant, well-managed companies that use free cash flow to create shareholder value.
The Fund focused on "traditional" value investments and companies that are less sensitive to changes in the economy.


     CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Managers

 7   Fund Performance

12   Financial
     Statements

28   Independent
     Auditors' Report

29   Federal
     Income Tax
     Information

30   Officers and
     Directors


Average Annual
Total Returns*

For the 1-Year Period
Ended 10/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
1.44%         -4.39%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
0.79%         -3.63%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
0.83%         -0.05%

Class Y
------------------------
1.54%


*See Notes on page 10 for further details.

PRESIDENT'S LETTER


[photo]
Bridget A. Macaskill
President
Oppenheimer
Quest Value Fund, Inc.


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


1 | OPPENHEIMER QUEST VALUE FUND, INC.

PRESIDENT'S LETTER

   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
November 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Quest Value Fund, Inc(SM) perform during the 12 months that ended October 31, 2000?
A. Although our overall performance proved disappointing for the fiscal year, and we underperformed our benchmark, the S&P 500 Index, we were encouraged by recent developments suggesting a resurgence in value investing. In our view, the extended underperformance of value stocks at the beginning of the period did not reflect any lack of fundamental strength among these issues, but instead demonstrated a market in awe of rapidly growing, yet overheated technology and telecommunications issues. From mid-year to period end, however, a marked increase in volatility prompted investors to take a more discerning view. As a result, there appeared to be a migration toward more reasonably priced alternatives offering solid fundamentals and realistic expectations.

Why did we see a change in investor sentiment?
As we mentioned, investors began to focus on individual opportunities, regardless of their industry classification. This was in stark contrast to what transpired earlier in the period, when the market, without rhyme or reason, rewarded a narrow group of fast-growing, richly valued "new economy" stocks. The moment of truth, though, came in mid-March when inflation concerns reemerged, signaling that the Federal Reserve Board would likely continue its standing policy of raising interest rates to slow economic growth. At this juncture, investors came to realize that the exorbitant prices they were paying for these high-growth stocks--many without visible earnings or even the prospect of earnings--might be unjustified. A torrent of widespread selling followed, as investors sought to lock in gains. Although a rebound soon followed, the rally was short lived, as many technology stocks sold off in July and again in September.


3 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   Meanwhile, the Federal Reserve Board's year-long efforts to engineer a "soft landing" began to achieve their desired effect of bringing inflation under control. While that prospect implied an end to further interest rate hikes--typically a supportive environment for stocks--skyrocketing oil prices, Mideast tensions and a number of corporate profit warnings converged to further rattle the markets towards the end of the reporting period. As investor sentiment turned increasingly cautious, it also became more selective. By period end, previously beaten-down sectors, such as financial services and healthcare, had in fact transformed into performance leaders.

How was the Fund managed in this volatile environment?
We remained committed to our discipline, which looks at companies one at a time to find what we believe are superior, undervalued businesses. By a superior business, we mean one that is extremely well managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the resulting free cash flow to create shareholder value through acquisitions or share repurchases. "Undervalued," however, should not be confused with "cheap." Specifically, we use the term "undervalued" to refer to companies that are selling for less than their fair market value--or the price a prudent buyer would pay for the entire business.
   In light of recent volatility, the Fund emphasized "traditional" value companies, such as financial services stocks, in addition to companies perceived as less cyclical or sensitive to changes in the economy, such as consumer staples. While we had limited exposure to technology during the period, we closely monitored the sector for high quality, yet out-of-favor opportunities that appeared poised for a turnaround.


[callout]
"We remained committed to our discipline, which looks at companies one at a time to find what we believe are superior, undervalued businesses."


4 | OPPENHEIMER QUEST VALUE FUND, INC.

Which stocks contributed most to the Fund's performance?
The challenging environment notwithstanding, a number of our holdings turned in respectable returns for the period. Financial services powerhouse Citigroup, Inc. continued to grow its global business, while its vast distribution network and customer base provided numerous cross-sell opportunities for its extensive product lineup. Household International, Inc., a diversified financial services company, reported strong earnings per share growth, and the company continues to reinvest in state-of-the-art technology, product innovation and in their employees. Boeing Co. advanced significantly after continued margin improvement and a positive outlook for the commercial aviation market. As for detractors, global fast food leader McDonald's Corp. experienced setbacks, as its dollar-denominated earnings were eroded by weakness in the euro and other foreign currencies. Verizon Communications fell victim to earnings concerns arising from unrealistic expectations for continuing growth in wireless services. However, based on careful analysis, we remain confident in both companies' long-term prospects and have maintained our holdings.

What is your outlook for the future?
While waiting out volatility can certainly be unsettling, it is the hallmark of the patient investor. For this reason, we will continue to seek out compelling value on a company-by-company basis, especially when we believe fundamentally sound, attractively valued businesses have been sold indiscriminately. As we appear to be transitioning toward a broader market, investors once again seem willing to explore opportunities on their own merits. This plays to our strengths as value investors and is just one of many reasons why Oppenheimer Quest Value Fund, Inc. is an important part of The Right Way to Invest.


Average Annual
Total Returns

For the Periods Ended 9/30/00(1)

Class A
1-Year  5-Year 10-Year
------------------------
-2.06%  11.09% 15.27%

Class B        Since
1-Year  5-Year Inception
------------------------
-1.29%  11.55% 12.56%

Class C        Since
1-Year  5-Year Inception
------------------------
2.37%   11.82% 12.45%

Class Y        Since
1-Year  5-Year Inception
------------------------
3.56%   N/A    9.88%


1. See page 10 for further details.


5 | OPPENHEIMER QUEST VALUE FUND, INC.

Sector Allocation(2)

[pie chart]
Financial      35.4%
  Diversified
  Financial    16.5
  Banks        10.7
  Insurance     8.2
Capital Goods  17.7
Consumer
Staples        13.7
Healthcare      7.5
Transportation  6.9
Communication
Services        4.9
Technology      4.0
Energy          3.6
Consumer
Cyclicals       3.3
Basic Materials 3.0


Top Ten Common Stock Holdings(3)
-----------------------------------------------------------
Freddie Mac                                            6.0%
-----------------------------------------------------------
Kroger Co.                                             5.0
-----------------------------------------------------------
CVS Corp.                                              4.5
-----------------------------------------------------------
FleetBoston Financial Corp.                            3.8
-----------------------------------------------------------
Household International, Inc.                          3.8
-----------------------------------------------------------
Wells Fargo Co.                                        3.7
-----------------------------------------------------------
Citigroup, Inc.                                        3.5
-----------------------------------------------------------
Verizon Communications                                 3.5
-----------------------------------------------------------
McDonald's Corp.                                       3.4
-----------------------------------------------------------
Boeing Co.                                             3.4


Top Five Common Stock Industries(3)
-----------------------------------------------------------
Diversified Financial                                 15.6%
-----------------------------------------------------------
Banks                                                 10.0
-----------------------------------------------------------
Food and Drug Retailers                                9.5
-----------------------------------------------------------
Insurance                                              7.7
-----------------------------------------------------------
Manufacturing                                          6.7


2. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of common stock.
3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.


6 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the fiscal year that ended October 31, 2000, Oppenheimer Quest Value Fund, Inc. operated in a highly volatile environment that adversely affected its returns, in addition to underperforming its benchmark, S&P 500. For most of the period, investors overlooked value stocks in favor of rising growth stocks. However, in light of recurring inflation concerns, rising oil prices, a strong U.S. dollar and corporate profit warnings the broader stock market began to show signs of strain. At that point, investors turned to the solid fundamentals, reasonable valuations and realistic expectations of traditional value stocks. During the period, the Fund's managers continued their longstanding value discipline and maintained many of their stock positions. However, because value stocks generally lagged the broader market for most of the period, this short rally in value stocks did little to help performance. The managers positioned the Fund's income investments conservatively, favoring cash over bonds. This provided a cushion against volatility, but also held back overall performance. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. In the case of Class A shares, performance is measured for a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer Quest Value Fund, Inc. (Class A)     S&P 500 Index
10/31/90   9425                                            10000
01/31/91  11004                                            11417
04/30/91  12066                                            12558
07/31/91  12548                                            13080
10/31/91  13001                                            13342
01/31/92  14164                                            14002
04/30/92  14532                                            14316
07/31/92  14847                                            14750
10/31/92  15400                                            14669
01/31/93  16321                                            15481
04/30/93  16473                                            15636
07/31/93  16833                                            16035
10/31/93  17289                                            16856
01/31/94  17665                                            17471
04/30/94  17492                                            16466
07/31/94  17593                                            16861
10/31/94  18156                                            17506
01/31/95  18199                                            17563
04/30/95  19885                                            19337
07/31/95  22304                                            21257
10/31/95  22647                                            22129
01/31/96  25095                                            24345
04/30/96  26406                                            25173
07/31/96  25969                                            24775
10/31/96  29078                                            27458
01/31/97  31022                                            30754
04/30/97  31075                                            31497
07/31/97  36575                                            37686
10/31/97  36468                                            36272
01/31/98  37754                                            39027
04/30/98  42982                                            44432
07/31/98  41226                                            44961
10/31/98  40069                                            44256
01/31/99  40678                                            51715
04/30/99  45015                                            54130
07/31/99  42671                                            54045
10/31/99  42534                                            55613
01/31/00  40144                                            57063
04/30/00  40856                                            59609
07/31/00  39143                                            58890
10/31/00  43146                                            58993

Average Annual Total Return of Class A Shares of the Fund at 10/31/00(1) 1-Year -4.39% 5-Year 12.42% 10-Year 15.74%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer Quest Value Fund, Inc. (Class B)     S&P 500 Index
09/01/93  10000                                            10000
10/31/93   9882                                            10128
01/31/94  10081                                            10498
04/30/94   9965                                             9894
07/31/94  10015                                            10132
10/31/94  10319                                            10519
01/31/95  10328                                            10553
04/30/95  11272                                            11619
07/31/95  12627                                            12773
10/31/95  12805                                            13297
01/31/96  14176                                            14628
04/30/96  14894                                            15126
07/31/96  14626                                            14887
10/31/96  16359                                            16499
01/31/97  17428                                            18480
04/30/97  17439                                            18926
07/31/97  20503                                            22645
10/31/97  20402                                            21795
01/31/98  21109                                            23451
04/30/98  23989                                            26698
07/31/98  22983                                            27017
10/31/98  22316                                            26593
01/31/99  22619                                            31075
04/30/99  24993                                            32526
07/31/99  23668                                            32475
10/31/99  23578                                            33417
01/31/00  22253                                            34288
04/30/00  22648                                            35818
07/31/00  21699                                            35386
10/31/00  23918                                            35448

Average Annual Total Return of Class B Shares of the Fund at 10/31/00(1) 1-Year -3.63% 5-Year 12.89% Life 12.94%


1. See page 10 for further details.


8 | OPPENHEIMER QUEST VALUE FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer Quest Value Fund, Inc. (Class C)     S&P 500 Index
09/01/93  10000                                            10000
10/31/93   9874                                            10128
01/31/94  10082                                            10498
04/30/94   9967                                             9894
07/31/94  10016                                            10132
10/31/94  10313                                            10519
01/31/95  10327                                            10553
04/30/95  11273                                            11619
07/31/95  12628                                            12773
10/31/95  12798                                            13297
01/31/96  14164                                            14628
04/30/96  14882                                            15126
07/31/96  14624                                            14887
10/31/96  16347                                            16499
01/31/97  17416                                            18480
04/30/97  17426                                            18926
07/31/97  20490                                            22645
10/31/97  20399                                            21795
01/31/98  21094                                            23451
04/30/98  23984                                            26698
07/31/98  22968                                            27017
10/31/98  22301                                            26593
01/31/99  22610                                            31075
04/30/99  24984                                            32526
07/31/99  23659                                            32475
10/31/99  23538                                            33417
01/31/00  22183                                            34288
04/30/00  22536                                            35818
07/31/00  21566                                            35386
10/31/00  23734                                            35448

Average Annual Total Return of Class C Shares of the Fund at 10/31/00(1) 1-Year -0.05% 5-Year 13.15% Life 12.82%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer Quest Value Fund, Inc. (Class Y)     S&P 500 Index
12/16/96  10000                                            10000
01/31/97  10564                                            10624
04/30/97  10594                                            10881
07/31/97  12485                                            13019
10/31/97  12455                                            12531
01/31/98  12909                                            13482
04/30/98  14708                                            15349
07/31/98  14121                                            15532
10/31/98  13744                                            15289
01/31/99  13960                                            17866
04/30/99  15441                                            18700
07/31/99  14657                                            18670
10/31/99  14630                                            19212
01/31/00  13817                                            19713
04/30/00  14046                                            20593
07/31/00  13435                                            20344
10/31/00  14855                                            20380

Average Annual Total Return of Class Y Shares of the Fund at 10/31/00(1)
1-Year 1.54%   Life 10.74%


The performance information for both indices in the graphs begins on 10/31/90 for Class A, 8/31/93 for Class B and Class C, and 12/31/96 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 10/31/00 include results for periods of exceptional market performance that are not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio management team is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 4/30/80. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER QUEST VALUE FUND, INC.

Financials



11 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 2000

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--94.0%
----------------------------------------------------------------------------------
 Basic Materials--2.9%
----------------------------------------------------------------------------------
 Metals--2.9%
----------------------------------------------------------------------------------
 Aluminum--2.9%
 Alcoa, Inc.                                              1,000,000    $28,687,500
----------------------------------------------------------------------------------
 Capital Goods--16.6%
----------------------------------------------------------------------------------
 Aerospace/Defense--3.4%
 Boeing Co.                                                 500,000     33,906,250
----------------------------------------------------------------------------------
 Electrical Equipment--4.9%
 Emerson Electric Co.                                       450,000     33,046,875
----------------------------------------------------------------------------------
 Rockwell International Corp.                               400,000     15,725,000
                                                                       -----------
                                                                        48,771,875

----------------------------------------------------------------------------------
 Industrial Services--1.6%
 Waste Management, Inc.                                     800,000     16,000,000
----------------------------------------------------------------------------------
 Manufacturing--6.7%
 Caterpillar, Inc.                                          450,000     15,778,125
----------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                       350,000     33,818,750
----------------------------------------------------------------------------------
 Textron, Inc.                                              350,000     17,653,125
                                                                       -----------
                                                                        67,250,000

----------------------------------------------------------------------------------
 Communication Services--4.6%
----------------------------------------------------------------------------------
 Telecommunications-Long Distance--4.6%
 Sprint Corp. (Fon Group)                                   450,000     11,475,000
----------------------------------------------------------------------------------
 Verizon Communications                                     600,000     34,687,500
                                                                       -----------
                                                                        46,162,500

----------------------------------------------------------------------------------
 Consumer Cyclicals--3.0%
----------------------------------------------------------------------------------
 Leisure & Entertainment--1.2%
 Carnival Corp.                                             500,000     12,406,250
----------------------------------------------------------------------------------
 Media--1.8%
 Tribune Co.                                                500,000     18,531,250
----------------------------------------------------------------------------------
 Consumer Staples--12.9%
----------------------------------------------------------------------------------
 Entertainment--3.4%
 McDonald's Corp.                                         1,100,000     34,100,000
----------------------------------------------------------------------------------
 Food & Drug Retailers--9.5%
 CVS Corp.                                                  850,000     44,996,875
----------------------------------------------------------------------------------
 Kroger Co.(1)                                            2,200,000     49,637,500
                                                                       -----------
                                                                        94,634,375


12 | OPPENHEIMER QUEST VALUE FUND, INC.


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Energy--3.3%
----------------------------------------------------------------------------------
 Oil: Domestic--3.3%
 Chevron Corp.                                              200,000   $ 16,425,000
----------------------------------------------------------------------------------
 Unocal Corp.                                               500,000     17,062,500
                                                                      ------------
                                                                        33,487,500

----------------------------------------------------------------------------------
 Financial--33.3%
----------------------------------------------------------------------------------
 Banks--10.0%
 Chase Manhattan Corp.                                      550,000     25,025,000
----------------------------------------------------------------------------------
 FleetBoston Financial Corp.                              1,000,000     38,000,000
----------------------------------------------------------------------------------
 Wells Fargo Co.                                            800,000     37,050,000
                                                                      ------------
                                                                       100,075,000

----------------------------------------------------------------------------------
 Diversified Financial--15.6%
 Citigroup, Inc.                                            666,666     35,083,299
----------------------------------------------------------------------------------
 Countrywide Credit Industries, Inc.                        600,000     22,462,500
----------------------------------------------------------------------------------
 Freddie Mac                                              1,000,000     60,000,000
----------------------------------------------------------------------------------
 Household International, Inc.                              750,000     37,734,375
                                                                      ------------
                                                                       155,280,174

----------------------------------------------------------------------------------
 Insurance--7.7%
 AFLAC, Inc.                                                300,000     21,918,750
----------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.(1)                 1,000,000     31,625,000
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                     300,000     23,062,500
                                                                      ------------
                                                                        76,606,250

----------------------------------------------------------------------------------
 Healthcare--7.1%
----------------------------------------------------------------------------------
 Healthcare: Drugs--5.1%
 American Home Products Corp.                               500,000     31,750,000
----------------------------------------------------------------------------------
 Pharmacia Corp.                                            350,000     19,250,000
                                                                      ------------
                                                                        51,000,000

----------------------------------------------------------------------------------
 Healthcare: Supplies & Services--2.0%
 Paracelsus Healthcare Corp.(1)                               3,107             65
----------------------------------------------------------------------------------
 Tenet Healthcare Corp.                                     500,000     19,656,250
                                                                      ------------
                                                                        19,656,315


13 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                                        Market Value
                                                             Shares       See Note 1
------------------------------------------------------------------------------------
 Technology--3.8%
------------------------------------------------------------------------------------
 Computer Hardware--2.0%
 International Business Machines Corp.                      200,000   $   19,700,000
------------------------------------------------------------------------------------
 Electronics--1.8%
 Solectron Corp.(1)                                         400,000       17,600,000
------------------------------------------------------------------------------------
 Transportation--6.5%
------------------------------------------------------------------------------------
 Air Transportation--2.0%
 AMR Corp.(1)                                               600,000       19,650,000
------------------------------------------------------------------------------------
 Railroads & Truckers--4.5%
 Burlington Northern Santa Fe Corp.                         750,000       19,921,875
------------------------------------------------------------------------------------
 Canadian Pacific Ltd.                                      850,000       24,809,375
                                                                      --------------
                                                                          44,731,250
                                                                      --------------
 Total Common Stocks (Cost $777,906,208)                                 938,236,489

                                                          Principal
                                                             Amount
====================================================================================
 Short-Term Notes--7.8%

 American Express Credit Corp., 6.49%, 11/1/00          $24,927,000       24,927,000
------------------------------------------------------------------------------------
 Federal Home Loan Bank, 6.45%, 11/1/00                   4,551,000        4,551,000
------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.38%, 11/20/00        30,000,000       29,898,983
------------------------------------------------------------------------------------
 Ford Motor Credit Co., 6.45%, 11/2/00                    8,560,000        8,558,466
------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 6.50%, 11/29/00        10,000,000        9,949,445
                                                                      --------------
 Total Short-Term Notes (Cost $77,884,894)                                77,884,894
------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $855,791,102)              101.8%   1,016,121,383
------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (1.8)     (18,229,980)
                                                        ----------------------------
 Net Assets                                                   100.0%  $  997,891,403
                                                        ============================


Footnotes to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.


14 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2000

==================================================================================
 Assets

 Investments, at value (cost $855,791,102)--
 see accompanying statement                                         $1,016,121,383
----------------------------------------------------------------------------------
 Cash                                                                      214,873
----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                        9,336,897
 Interest and dividends                                                    576,878
 Shares of capital stock sold                                              369,441
 Other                                                                      44,081
                                                                    --------------
 Total assets                                                        1,026,663,553

==================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of capital stock redeemed                                       27,935,615
 Distribution and service plan fees                                        204,140
 Directors' compensation                                                   128,049
 Transfer and shareholder servicing agent fees                              71,821
 Other                                                                     432,525
                                                                    --------------
 Total liabilities                                                      28,772,150

==================================================================================
 Net Assets                                                         $  997,891,403
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                               $   52,094,761
----------------------------------------------------------------------------------
 Additional paid-in capital                                            764,256,058
----------------------------------------------------------------------------------
 Accumulated net investment loss                                          (107,064)
----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions               21,317,367
----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                            160,330,281
                                                                    --------------
 Net Assets                                                         $  997,891,403
                                                                    ==============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $569,085,682 and 29,339,119 shares of capital stock outstanding)        $19.40
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                $20.58
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $336,225,369 and 17,862,692 shares of capital stock
 outstanding)                                                               $18.82
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $79,101,945 and 4,200,841 shares of capital stock
 outstanding)                                                               $18.83
----------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $13,478,407 and 692,109 shares of capital
 stock outstanding)                                                         $19.47

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2000

==================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $144,969)             $ 17,089,089
----------------------------------------------------------------------------------
 Interest                                                                1,971,690
                                                                      ------------
 Total income                                                           19,060,779

==================================================================================
 Expenses

 Management fees                                                        10,877,808
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 3,162,132
 Class B                                                                 3,914,645
 Class C                                                                   948,254
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   733,177
 Class B                                                                   808,984
 Class C                                                                   160,626
 Class Y                                                                    52,580
----------------------------------------------------------------------------------
 Shareholder reports                                                       787,484
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                60,903
----------------------------------------------------------------------------------
 Directors' compensation                                                    12,732
----------------------------------------------------------------------------------
 Other                                                                     542,450
                                                                      ------------
 Total expenses                                                         22,061,775
 Less expenses paid indirectly                                             (14,339)
 Less reimbursement of expenses                                           (597,741)
                                                                      ------------
 Net expenses                                                           21,449,695

==================================================================================
 Net Investment Loss                                                    (2,388,916)

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                                       29,632,446
----------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                  (47,103,924)
                                                                      ------------
 Net realized and unrealized loss                                      (17,471,478)

==================================================================================
 Net Decrease in Net Assets Resulting from Operations                 $(19,860,394)
                                                                      ============


See accompanying Notes to Financial Statements.


16 | OPPENHEIMER QUEST VALUE FUND, INC.

STATMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,                                                        2000              1999
=====================================================================================================
 Operations

 Net investment loss                                                 $   (2,388,916)   $   (2,766,497)
-----------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                29,632,446       183,043,399
-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                   (47,103,924)      (87,953,317)
                                                                     --------------------------------
 Net increase (decrease) in net assets resulting from operations        (19,860,394)       92,323,585

=====================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                         --        (6,746,450)
 Class B                                                                         --        (1,678,587)
 Class C                                                                         --          (433,959)
 Class Y                                                                         --          (116,654)
-----------------------------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                                         --           (26,322)
 Class B                                                                         --            (6,549)
 Class C                                                                         --            (1,693)
 Class Y                                                                         --              (455)
-----------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                               (103,683,645)      (38,188,719)
 Class B                                                                (61,125,823)      (20,944,577)
 Class C                                                                (15,442,065)       (5,714,099)
 Class Y                                                                 (1,711,662)         (406,888)

=====================================================================================================
 Capital Stock Transactions

 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                               (224,908,276)      (82,471,668)
 Class B                                                               (114,394,586)        3,096,866
 Class C                                                                (35,635,653)       (8,962,373)
 Class Y                                                                    562,999         4,332,150

=====================================================================================================
 Net Assets

 Total decrease                                                        (576,199,105)      (65,946,392)
-----------------------------------------------------------------------------------------------------
 Beginning of period                                                  1,574,090,508     1,640,036,900
                                                                     --------------------------------
 End of period (including accumulated net investment
 loss of $107,064 and $137,820, respectively)                        $  997,891,403    $1,574,090,508
                                                                     ================================


See accompanying Notes to Financial Statements.


17 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

 Class A      Year Ended October 31,                     2000            1999            1998            1997         1996(1)
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $21.77          $21.46          $20.49          $17.30          $14.51
-----------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                    .04             .02             .15             .11             .08
 Net realized and unrealized gain                         .17            1.28            1.80            4.07            3.79
                                                       ----------------------------------------------------------------------
 Total income from investment operations                  .21            1.30            1.95            4.18            3.87
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --            (.15)           (.11)           (.07)           (.10)
 Dividends in excess of net investment income              --              --(2)           --              --              --
 Distributions from net realized gain                   (2.58)           (.84)           (.87)           (.92)           (.98)
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (2.58)           (.99)           (.98)           (.99)          (1.08)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $19.40          $21.77          $21.46          $20.49          $17.30
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(3)                     1.44%           6.15%           9.87%          25.41%          28.39%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $569,086        $906,698        $976,655        $699,230        $412,246
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $685,319        $977,120        $853,061        $560,582        $338,429
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   0.05%           0.07%           0.83%           0.74%           0.58%
 Expenses                                                1.61%           1.60%           1.59%(5)        1.60%(5)        1.71%(5)
 Expenses, net of voluntary assumption                   1.56%            N/A             N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   51%             62%             21%             20%             36%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER QUEST VALUE FUND, INC.

 Class B      Year Ended October 31,                     2000            1999            1998            1997         1996(1)
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $21.32          $21.08          $20.17          $17.08          $14.37
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            (.17)           (.11)            .07             .05             .05
 Net realized and unrealized gain                         .25            1.26            1.76            3.97            3.71
                                                       ----------------------------------------------------------------------
 Total income from investment operations                  .08            1.15            1.83            4.02            3.76
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --            (.07)           (.05)           (.01)           (.07)
 Dividends in excess of net investment income              --              --(2)           --              --              --
 Distributions from net realized gain                   (2.58)           (.84)           (.87)           (.92)           (.98)
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (2.58)           (.91)           (.92)           (.93)          (1.05)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $18.82          $21.32          $21.08          $20.17          $17.08
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(3)                     0.79%           5.51%           9.38%          24.71%          27.76%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $336,225        $520,146        $512,885        $298,348        $111,130
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $390,734        $541,440        $417,011        $200,752        $ 68,175
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                           (0.58)%         (0.51)%          0.33%           0.25%           0.06%
 Expenses                                                2.24%           2.17%           2.09%(5)        2.10%(5)        2.26%(5)
 Expenses, net of voluntary assumption                   2.19%            N/A             N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   51%             62%             21%             20%             36%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

 Class C      Year Ended October 31,                     2000            1999            1998            1997         1996(1)
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $21.32          $21.07          $20.17          $17.07          $14.35
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            (.17)           (.11)            .07             .05             .04
 Net realized and unrealized gain                         .26            1.26            1.75            3.98            3.71
                                                       ----------------------------------------------------------------------
 Total income from investment operations                  .09            1.15            1.82            4.03            3.75
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --            (.06)           (.05)           (.01)           (.05)
 Dividends in excess of net investment income              --              --(2)           --              --              --
 Distributions from net realized gain                   (2.58)           (.84)           (.87)           (.92)           (.98)
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (2.58)           (.90)           (.92)           (.93)          (1.03)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $18.83          $21.32          $21.07          $20.17          $17.07
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(3)                     0.83%           5.55%           9.32%          24.79%          27.73%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $79,102        $132,668        $140,461         $82,098         $29,256
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $94,621        $143,378        $116,160         $55,969         $18,099
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                           (0.55)%         (0.48)%          0.33%           0.25%           0.06%
 Expenses                                                2.21%           2.15%           2.10%(5)        2.10%(5)        2.20%(5)
 Expenses, net of voluntary assumption                   2.16%            N/A             N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   51%             62%             21%             20%             36%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER QUEST VALUE FUND, INC.

 Class Y      Year Ended October 31,                    2000           1999           1998        1997(1)
=========================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $21.82         $21.54         $20.55         $16.50
---------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                   .04            .08            .21            .10
 Net realized and unrealized gain                        .19           1.28           1.83           3.95
                                                      ---------------------------------------------------
 Total income from investment operations                 .23           1.36           2.04           4.05
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     --           (.24)          (.18)            --
 Dividends in excess of net investment income             --             --(2)          --             --
 Distributions from net realized gain                  (2.58)          (.84)          (.87)            --
                                                      ---------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (2.58)         (1.08)         (1.05)            --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $19.47         $21.82         $21.54         $20.55
                                                      ===================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                    1.54%          6.45%         10.36%         24.55%

=========================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $13,478        $14,579        $10,036         $3,086
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $12,712        $12,065        $ 5,673         $1,372
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   .21%          0.32%          1.30%          1.20%
 Expenses                                               1.45%          1.33%          1.14%(5)       1.19%(5)
 Expenses, net of voluntary assumption                  1.40%           N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  51%            62%            21%            20%


1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


22 | OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2000, a credit of $25,056 was made for the Fund's projected benefit obligations and payments of $5,700 were made to retired directors, resulting in an accumulated liability of $107,062 as of October 31, 2000.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $4,293,640, a decrease in accumulated net investment loss of $2,419,672, and a decrease in accumulated net realized gain on investments of $6,713,312. This reclassification includes $6,713,312 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


23 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies  Continued
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Capital Stock
The Fund has authorized 100 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                                  Year Ended October 31, 2000       Year Ended October 31, 1999
                                  Shares               Amount           Shares           Amount
-----------------------------------------------------------------------------------------------
 Class A
 Sold                          7,369,319        $ 136,341,325       11,694,065    $ 252,611,389
 Dividends and/or
 distributions reinvested      5,320,582           99,335,067        2,024,604       43,002,612
 Redeemed                    (25,006,301)        (460,584,668)     (17,571,687)    (378,085,669)
                             ------------------------------------------------------------------
 Net decrease                (12,316,400)       $(224,908,276)      (3,853,018)   $ (82,471,668)
                             ==================================================================

-----------------------------------------------------------------------------------------------
 Class B
 Sold                          2,877,044        $  52,021,342        6,613,830    $ 141,247,575
 Dividends and/or
 distributions reinvested      3,169,518           57,747,250        1,023,776       21,407,158
 Redeemed                    (12,581,412)        (224,163,178)      (7,575,616)    (159,557,867)
                             ------------------------------------------------------------------
 Net increase (decrease)      (6,534,850)       $(114,394,586)          61,990    $   3,096,866
                             ==================================================================

-----------------------------------------------------------------------------------------------
 Class C
 Sold                          1,049,415        $  18,987,209        2,048,494    $  43,807,706
 Dividends and/or
 distributions reinvested        811,047           14,785,640          282,097        5,898,654
 Redeemed                     (3,881,669)         (69,408,502)      (2,774,837)     (58,668,733)
                             ------------------------------------------------------------------
 Net decrease                 (2,021,207)       $ (35,635,653)        (444,246)   $  (8,962,373)
                             ==================================================================

-----------------------------------------------------------------------------------------------
 Class Y
 Sold                            605,486        $  11,164,899          444,747    $   9,620,394
 Dividends and/or
 distributions reinvested         91,386            1,711,661           24,681          523,996
 Redeemed                       (673,010)         (12,313,561)        (267,144)      (5,812,240)
                             ------------------------------------------------------------------
 Net increase                     23,862        $     562,999          202,284    $   4,332,150
                             ==================================================================


24 | OPPENHEIMER QUEST VALUE FUND, INC.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $593,201,569 and $1,197,242,711, respectively.

As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $857,240,509 was:

Gross unrealized appreciation   $190,064,510
Gross unrealized depreciation    (31,183,636)
                                ------------
Net unrealized appreciation     $158,880,874
                                ============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. Effective January 1, 2000, the Manager and the Sub-Advisor had voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average net assets for the quarter ended March 31, 2000. After March 31, 2000, such waiver will be at the annual rate of 0.05% or 0.10% based on criteria set forth in the Prospectus dated February 23, 2000. The foregoing waiver is voluntary and may be terminated by the Manager or the Sub-Advisor at any time. The Fund's management fee for the year ended October 31, 2000, was an annualized rate of 0.92%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2000, the Manager paid $3,171,226 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


25 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 October 31, 2000     $1,031,889       $276,175        $242,907     $1,254,336       $133,352

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                 Class C
                  Contingent Deferred      Contingent Deferred     Contingent Deferred
                        Sales Charges            Sales Charges           Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor Retained by Distributor
--------------------------------------------------------------------------------------
 October 31, 2000             $60,807               $1,885,419                 $35,399

     The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan, the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2000, the asset-based charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2000, payments under the Class A Plan totaled $3,162,132, all of which was paid by the Distributor to recipients. That included $112,846 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.


26 | OPPENHEIMER QUEST VALUE FUND, INC.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:

                                                      Distributor's     Distributor's
                                                          Aggregate      Unreimbursed
                                                       Unreimbursed     Expenses as %
                   Total Payments    Amount Retained       Expenses     of Net Assets
                       Under Plan     by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------
 Class B Plan          $3,914,645         $3,140,217     $8,827,375              2.63%
 Class C Plan             948,254            217,635      1,613,994              2.04

================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at October 31, 2000.


27 | OPPENHEIMER QUEST VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Quest Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Quest Value Fund, Inc. as of October 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999, and the financial highlights for each of the years in the four-year period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
November 21, 2000


28 | OPPENHEIMER QUEST VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $2.5824 per share were paid to Class A, Class B, Class C and Class Y shareholders, on December 8, 1999, of which $1.6429 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


29 | OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMER QUEST VALUE FUND, INC.


====================================================================================================
 Officers and Directors       Bridget A. Macaskill, Chairman of the Board of Directors and President
                              Paul Y. Clinton, Director
                              Thomas W. Courtney, Director
                              Robert G. Galli, Director
                              Lacy B. Herrmann, Director
                              George Loft, Director
                              O. Leonard Darling, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary

====================================================================================================
 Investment Advisor           OppenheimerFunds, Inc.

====================================================================================================
 Sub-Advisor                  OpCap Advisors

====================================================================================================
 Distributor                  OppenheimerFunds Distributor, Inc.

====================================================================================================
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

====================================================================================================
 Custodian of                 Citibank, N.A.
 Portfolio Securities

====================================================================================================
 Independent Auditors         KPMG LLP

====================================================================================================
 Legal Counsel                Mayer, Brown & Platt

                              For more complete information about Oppenheimer Quest Value
                              Fund, Inc., please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at
                              1.800.525.7048, or visit the OppenheimerFunds Internet website at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by OppenheimerFunds Distributor,
                              Inc., Two World Trade Center, New York, NY 10048-0203.

                              (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


30 | OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMERFUNDS FAMILY


===========================================================================================================
Global Equity

                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

===========================================================================================================
Equity

                        Stock                                 Stock & Bond
                        Emerging Technologies Fund            Main Street(R) Growth & Income Fund
                        Enterprise Fund                       Quest Opportunity Value Fund
                        Discovery Fund                        Total Return Fund
                        Main Street(R) Small Cap Fund         Quest Balanced Value Fund
                        Quest Small Cap Fund(1)               Capital Income Fund
                        MidCap Fund                           Multiple Strategies Fund
                        Main Street(R) Opportunity Fund       Disciplined Allocation Fund
                        Growth Fund                           Convertible Securities Fund
                        Capital Appreciation Fund
                        Large Cap Growth Fund                 Specialty
                        Disciplined Value Fund                Real Asset Fund(R)
                        Quest Capital Value Fund              Gold & Special Minerals Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund

===========================================================================================================
Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund(2)                    Main Street(R) California Municipal Fund(2,3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund(2)
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

===========================================================================================================
Money Market(4)

                        Money Market Fund                     Cash Reserves


1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


31 | OPPENHEIMER QUEST VALUE FUND, INC.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
------------------------------------------------------------------------------
Ticker Symbols  Class A: QFVFX  Class B: QFVBX  Class C: QFVCX  Class Y: QFVYX

1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0225.001.1000  December 30, 2000